UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 9, 2017

AUXILIO, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-27507	88-0350448
(Commission File Number)	(I.R.S. Employer Identification No.)

27271 Las Ramblas, Suite 200

Mission Viejo, California  92691

(Address of principal executive offices)

(949) 614-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2017, Auxilio, Inc. (the “Company”) issued a press release disclosing its financial results for the first fiscal quarter ended March 31, 2017.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is hereby incorporated herein by reference to this Item 2.02.

The information in this Current Report on Form 8-K and the Exhibit attached hereto is furnished pursuant to the rules and regulations of the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release of Auxilio, Inc. dated May 9, 2017

*Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUXILIO, INC.
Date:	May 9, 2017
By:	/s/ Paul T. Anthony
Name:	Paul T. Anthony
Title:	Chief Financial Officer